UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2016 (October 5, 2016)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations    212-836-2674

Office of the Secretary     212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Alcoa Inc. (“Alcoa”) held a special meeting of shareholders on October 5, 2016.

(b) Set forth below are the results for each of the matters submitted to a vote of the shareholders. As of the August 3, 2016 record date for the special meeting, there were 1,315,379,801 shares of Alcoa common stock, par value of $1.00 per share (“Common Stock”), outstanding and entitled to vote. Of this amount, there were 1,075,430,156 shares of Common Stock represented in person or by proxy at the special meeting.

Item 1. The proposal to authorize Alcoa’s Board of Directors to effect a reverse stock split of the outstanding shares of Common Stock, at a reverse stock split ratio of 1-for-3 (the “Reverse Stock Split”), was approved based upon the following votes:

For	Against	Abstentions
1,016,530,805	53,916,299	4,983,052

Item 2. The proposal to adopt a corresponding amendment (the “Articles of Amendment”) to Alcoa’s Articles of Incorporation to effect the Reverse Stock Split and to reduce proportionately the total number of shares of Common Stock that Alcoa is authorized to issue (the “Authorized Share Count Reduction”), was approved based upon the following votes:

For	Against	Abstentions
1,017,543,624	52,662,067	5,224,465

Item 8.01.	Other Events.

On October 5, 2016, Alcoa filed the Articles of Amendment with the Pennsylvania Department of State to make effective the Reverse Stock Split and the Authorized Share Count Reduction. The Articles of Amendment became effective at 5:00 p.m. Eastern Time on October 5, 2016 (the “Effective Time”).

At the Effective Time, each holder of Common Stock received, for every three shares of Common Stock held prior to the Effective Time, one share of Common Stock, except that no fractional shares were issued in connection with the Reverse Stock Split. Instead, each shareholder otherwise entitled to receive a fractional share is entitled to receive cash in lieu of fractional shares.

The foregoing summary of the Articles of Amendment is qualified in its entirety by reference to the full text of the Articles of Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

At the market open on October 6, 2016, the Common Stock will continue to trade on the New York Stock Exchange under the symbol “AA,” but will be assigned a new CUSIP number (013817507) and will trade on a split-adjusted basis. At the Effective Time, the Authorized Share Count Reduction resulted in a reduction of the total number of shares of Common Stock that Alcoa is authorized to issue from 1,800,000,000 to 600,000,000.

On October 5, 2016, Alcoa issued a press release announcing shareholder approval and the completion of the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of Alcoa Inc.

99.1	Press release of Alcoa Inc., dated October 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Audrey Strauss
Name: Audrey Strauss
Title: Executive Vice President, Chief Legal Officer and Secretary

Date: October 7, 2016

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of Alcoa Inc.

99.1	Press release of Alcoa Inc., dated October 5, 2016.